Exhibit 4.2

[Execution Version]

OCCIDENTAL PETROLEUM CORPORATION

Officer’s Certificate

July 26, 2024

Pursuant to Section 201 and Section 301 of the Indenture, dated as of August 8, 2019 (the “Indenture”), between Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), the terms of the following five series of Securities to be issued pursuant to the Indenture are as follows:

1.          Authorization. The establishment of five new series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to resolutions adopted by the Board of Directors of the Company (the “Board”) on December 8, 2023 and by an Authorized Officer of the Company on July 23, 2024.

2.          Compliance with Covenants and Conditions Precedent. All covenants and conditions precedent provided for in the Indenture relating to the establishment of such series of Securities have been complied with.

3.          Terms. The terms of the series of Securities established pursuant to this Officer’s Certificate shall be as follows:

(i)          Title. The titles of the series of Securities are as follows:

(1)	the “5.000% Senior Notes due 2027” (the “2027 Notes”);

(2)	the “5.200% Senior Notes due 2029” (the “2029 Notes”);

(3)	the “5.375% Senior Notes due 2032” (the “2032 Notes”);

(4)	the “5.550% Senior Notes due 2034” (the “2034 Notes”); and

(5)	the “6.050% Senior Notes due 2054” (the “2054 Notes” and, together with the 2027 Notes, the 2029 Notes, the 2032 Notes and the 2034 Notes, the “Notes”).

(ii)          Initial Aggregate Principal Amount. The initial aggregate principal amount of Notes of each series, which may be authenticated and delivered pursuant to the Indenture (except for Notes of such series authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 305, 306, 906 and 1107 of the Indenture), is as follows:

(1)	in the case of the 2027 Notes, $600,000,000;

(2)	in the case of the 2029 Notes, $1,200,000,000;

(3)	in the case of the 2032 Notes, $1,000,000,000;

(4)	in the case of the 2034 Notes, $1,200,000,000; and

(5)	in the case of the 2054 Notes, $1,000,000,000.

(iii)        Book-Entry Form. The Notes of each series will be issued in book-entry form (“Book-Entry Notes”) and represented by one or more definitive global Notes (the “Global Notes”). The initial Depositary with respect to the Global Notes will be The Depository Trust Company. Book-Entry Notes of any series will not be exchangeable for Notes in definitive form (“Definitive Notes”) except as provided in Section 305 of the Indenture.

(iv)          Persons to Whom Interest Payable. Interest payable on any Interest Payment Date (as defined below) with respect to a Note of any series will be paid to the Person in whose name such Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for the Notes of such series (whether or not a Business Day) with respect to such Interest Payment Date.

(v)           Stated Maturity. The principal amount of the Notes of each series will be payable on the respective dates set forth below, subject to earlier redemption as set forth in paragraph (viii) below:

(1)	in the case of the 2027 Notes, August 1, 2027;

(2)	in the case of the 2029 Notes, August 1, 2029;

(3)	in the case of the 2032 Notes, January 1, 2032;

(4)	in the case of the 2034 Notes, October 1, 2034; and

(5)	in the case of the 2054 Notes, October 1, 2054.

(vi)          Rate of Interest; Interest Payment Dates; Regular Record Dates; Accrual of Interest.

The Notes of each series will bear interest at the following rates:

(1)	in the case of the 2027 Notes, 5.000% per annum;

(2)	in the case of the 2029 Notes, 5.200% per annum;

(3)	in the case of the 2032 Notes, 5.375% per annum;

(4)	in the case of the 2034 Notes, 5.550% per annum; and

(5)	in the case of the 2054 Notes, 6.050% per annum.
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Interest on the Notes of each series will be payable semi-annually in arrears on the following dates:

(1)	in the case of the 2027 Notes, February 1 and August 1 of each year, commencing on February 1, 2025;

(2)	in the case of the 2029 Notes, February 1 and August 1 of each year, commencing on February 1, 2025;

(3)	in the case of the 2032 Notes, January 1 and July 1 of each year, commencing on January 1, 2025;

(4)	in the case of the 2034 Notes, April 1 and October 1 of each year, commencing on April 1, 2025; and

(5)	in the case of the 2054 Notes, April 1 and October 1 of each year, commencing on April 1, 2025.

The Regular Record Date for the Notes of each series will be the following dates:

(1)	in the case of the 2027 Notes, the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date;

(2)	in the case of the 2029 Notes, the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date;

(3)	in the case of the 2032 Notes, the June 15 or December 15 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date;

(4)	in the case of the 2034 Notes, the March 15 or September 15 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date; and

(5)	in the case of the 2054 Notes, the March 15 or September 15 (whether or not a Business Day), as the case may be, immediately preceding the applicable Interest Payment Date.

“Interest Payment Date” refers to:

(1)	in the case of the 2027 Notes, February 1 or August 1 of each year;

(2)	in the case of the 2029 Notes, February 1 or August 1 of each year;

(3)	in the case of the 2032 Notes, January 1 or July 1 of each year;

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(4)	in the case of the 2034 Notes, April 1 or October 1 of each year; and

(5)	in the case of the 2054 Notes, April 1 or October 1 of each year.

The Notes of each series will bear interest from and including July 26, 2024 or from and including the most recent Interest Payment Date to or for which interest has been paid or duly provided until the principal thereof is paid or made available for payment. Interest payments on the Notes of each series shall be the amount of interest accrued from and including the most recent Interest Payment Date for such series for which interest has been paid or duly provided (or from and including July 26, 2024 if no interest has been paid or duly provided with respect to the Notes of such series), to but excluding the next succeeding Interest Payment Date for such series (or other day on which such payment of interest on the Notes of such series is due). Interest on the Notes of each series will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

(vii)         Place of Payment; Registration of Transfer and Exchange; Notices to Company. Payment of the principal of and interest on the Notes of each series will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. The Notes of each series may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. Notices and demands to or upon the Company in respect of the Notes of any series and the Indenture may be mailed by regular mail, sent by overnight courier, delivered, e-mailed or faxed to Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046, Attention: Treasurer, e-mail: TreasuryFinance@oxy.com, or, in each case, at any other address, fax number or e-mail address previously furnished by the Company by notice to the Trustee for itself and for the benefit of the Holders.

(viii)       Redemption. The Notes of each series are entitled to special mandatory redemption on the terms and subject to the conditions set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto. The Notes of each series are not entitled to any other mandatory redemption or sinking fund payments. The Notes of each series are redeemable, in whole at any time or in part from time to time, at the option of the Company on the terms and subject to the conditions set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto and in the Indenture.

(ix)           Denominations. The Notes of each series are issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

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(x)           Security Register; Paying Agent. The Security Register for the Notes of each series will be initially maintained at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York or at the office of any transfer agent hereafter designated by the Company for such purpose. The Company hereby appoints the Trustee as the initial Securities Registrar, transfer agent and Paying Agent for the Notes of each series.

(xi)          Further Issues. The Company may, from time to time, without notice to or the consent of the Holders of the Notes of any series, reopen the Notes of such series and issue additional Notes of such series.

(xii)         Form. The certificates evidencing the Notes of each series will be in substantially the form set forth in Exhibit A, in the case of the 2027 Notes, Exhibit B, in the case of the 2029 Notes, Exhibit C, in the case of the 2032 Notes, Exhibit D, in the case of the 2034 Notes, and Exhibit E, in the case of the 2054 Notes, each attached hereto; provided that if Definitive Notes of any series are issued in exchange for interests in Global Notes of such series, then the legend appearing on the first page and the “Schedule of Exchanges of Interests in the Global Note” appearing on the last page (and all references thereto) of the certificate evidencing the Notes of such series attached as an exhibit hereto, shall be removed from the Definitive Notes of such series. The Notes of each series shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes of such series attached as an exhibit hereto, all of which terms and provisions are incorporated by reference in and made a part of this Officer’s Certificate as if set forth in full herein.

(xiii)        Tax Withholding. In order for the Trustee to comply with Applicable Law that a foreign financial institution, or issuer, trustee, paying agent, holder or other institution is or has agreed to be subject to related to the Indenture, the Company agrees (i) to provide the Trustee sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) in the Company’s possession that is reasonably requested by the Trustee so that the Trustee can determine whether it has tax related obligations under Applicable Law, and (ii) that the Trustee and the Paying Agent shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law.

Terms (whether or not capitalized) that are defined in the Indenture and not otherwise defined herein have the meanings specified in the Indenture.

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The undersigned, for himself or herself, states, as an officer of the Company, not in his or her individual capacity, that he or she has read and is familiar with the provisions of Sections 102 and 103 of the Indenture relating to the requirements as to content and form of this certificate, Article Two of the Indenture relating to the establishment of the form of certificate representing a series of Securities thereunder and Article Three of the Indenture relating to the establishment of a series of Securities thereunder and, in each case, the definitions therein relating thereto; that the statements made in this certificate are based upon an examination of the Notes of each series, upon an examination of and familiarity with Articles Two and Three of the Indenture and such definitions, upon his or her general knowledge of and familiarity with the affairs of the Company and its acts and proceedings and upon the performance of his or her duties as an officer of the Company; that, in his or her opinion, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with; and that in his or her opinion, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the establishment of the Notes of each series as a series of Securities under the Indenture, and the Trustee’s authentication of such Notes, have been complied with.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has hereunto signed this certificate on behalf of the Company as of this 26th day of July, 2024.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Jaime Casas
Name:	Jaime Casas
Title:	Vice President and Treasurer

[Signature Page to Officer’s Certificate Establishing the Notes]

Exhibit A

Form of Certificate Evidencing the 5.000% Senior Notes due 2027

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

5.000% SENIOR NOTE DUE 2027

NO. R-	PRINCIPAL AMOUNT:
U.S. $

CUSIP: 674599 EH4
ISIN: US674599EH48

ORIGINAL ISSUE DATE:	July 26, 2024
MATURITY DATE:	August 1, 2027
INTEREST RATE:	5.000% per annum
INTEREST PAYMENT DATES:	February 1 and August 1, commencing February 1, 2025
REGULAR RECORD DATES:	January 15 and July 15
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 26, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year, commencing on February 1, 2025, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

Name:
Title:

[Signature Page to Note – 2027 R-   ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to Trustee’s Certificate of Authentication – Note 2027 – R-   ]

 This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 5.000% Senior Notes due 2027 (the “Notes”), limited in initial aggregate principal amount to $600,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

 The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated as of July 26, 2024, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

 The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

 The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

 The Notes are redeemable, in whole or in part, at any time and from time to time, prior to July 1, 2027 (the “Par Call Date”), at the option of the Company at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the Redemption Date and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

 On or after the Par Call Date, the Notes are redeemable, in whole or in part, at any time and from time to time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

 Notwithstanding the foregoing, with respect to interest that is due and payable on any interest payment date falling on or prior to a Redemption Date for such Notes, the Company will pay such interest to the persons who were record holders of such Notes at the close of business on the relevant Regular Record Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

 The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

 If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

 The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

 Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed, all as more fully provided in the Indenture. The Company may provide in any notice of optional redemption that payment of the Redemption Price and the performance of any obligations with respect to such redemption may be performed by another person; provided, however, that the Company will remain obligated to pay the Redemption Price and perform any such obligations with respect to such redemption in the event such other person fails to do so.

 In the case of a partial redemption of the Notes, for so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, and otherwise selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of optional redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note.

 Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

 For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

 If (i) the closing of the CrownRock Acquisition has not occurred on or prior to the later of (x) December 10, 2025 and (y) such date to which the outside date under the Purchase Agreement as in effect on July 26, 2024 may be extended in accordance with the terms thereof, any such extension to be set forth in an officer’s certificate delivered to the Trustee prior to the close of business on December 10, 2025 or such other extended outside date as shall then be applicable, (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the CrownRock Acquisition, or (iii) the Company determines based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the CrownRock Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all (any event in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Notes at a Redemption Price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (such redemption, a “Special Mandatory Redemption”).

 Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten (10) Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed to each holder of the Notes at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Notes will be redeemed on the fifth Business Day following the redemption notice date (the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Notes. No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

 Upon the completion of the CrownRock Acquisition, the foregoing provisions regarding Special Mandatory Redemption will cease to apply.

“CrownRock Acquisition” means the acquisition by the Purchasers of 100% of the issued and outstanding partnership interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers pursuant to the Purchase Agreement.

“Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among the Company, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”), as amended, supplemented or otherwise modified from time to time.

 If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

 The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

 No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

 The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

 No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

 Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

 This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

 All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________________
Your Signature:
____________________________________________		(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $          . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit B

Form of Certificate Evidencing the 5.200% Senior Notes due 2029

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

5.200% SENIOR NOTE DUE 2029

NO. R-	PRINCIPAL AMOUNT:
U.S. $

CUSIP: 674599 EJ0
ISIN: US674599EJ04

ORIGINAL ISSUE DATE:	July 26, 2024
MATURITY DATE:	August 1, 2029
INTEREST RATE:	5.200% per annum
INTEREST PAYMENT DATES:	February 1 and August 1, commencing February 1, 2025
REGULAR RECORD DATES:	January 15 and July 15
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 26, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year, commencing on February 1, 2025, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the January 15 and July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

 IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

Name:
Title:

[Signature Page to Note – 2029 R-   ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to Trustee’s Certificate of Authentication – Note 2029 – R-   ]

 This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 5.200% Senior Notes due 2029 (the “Notes”), limited in initial aggregate principal amount to $1,200,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

 The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated as of July 26, 2024, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

 The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

 The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

 The Notes are redeemable, in whole or in part, at any time and from time to time, prior to July 1, 2029 (the “Par Call Date”), at the option of the Company at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

 On or after the Par Call Date, the Notes are redeemable, in whole or in part, at any time and from time to time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

 Notwithstanding the foregoing, with respect to interest that is due and payable on any interest payment date falling on or prior to a Redemption Date for such Notes, the Company will pay such interest to the persons who were record holders of such Notes at the close of business on the relevant Regular Record Date.

 “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

 The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

 If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

 The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

 Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed, all as more fully provided in the Indenture. The Company may provide in any notice of optional redemption that payment of the Redemption Price and the performance of any obligations with respect to such redemption may be performed by another person; provided, however, that the Company will remain obligated to pay the Redemption Price and perform any such obligations with respect to such redemption in the event such other person fails to do so.

 In the case of a partial redemption of a the Notes, for so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, and otherwise selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of optional redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note.

 Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

 For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

 If (i) the closing of the CrownRock Acquisition has not occurred on or prior to the later of (x) December 10, 2025 and (y) such date to which the outside date under the Purchase Agreement as in effect on July 26, 2024 may be extended in accordance with the terms thereof, any such extension to be set forth in an officer’s certificate delivered to the Trustee prior to the close of business on December 10, 2025 or such other extended outside date as shall then be applicable, (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the CrownRock Acquisition, or (iii) the Company determines based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the CrownRock Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all (any event in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Notes at a Redemption Price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (such redemption, a “Special Mandatory Redemption”).

 Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten (10) Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed to each holder of the Notes at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Notes will be redeemed on the fifth Business Day following the redemption notice date (the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Notes. No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

 Upon the completion of the CrownRock Acquisition, the foregoing provisions regarding Special Mandatory Redemption will cease to apply.

 “CrownRock Acquisition” means the acquisition by the Purchasers of 100% of the issued and outstanding partnership interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers pursuant to the Purchase Agreement.

 “Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among the Company, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”), as amended, supplemented or otherwise modified from time to time.

 If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

 The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

 No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

 The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

 This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

 All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________________
Your Signature:
____________________________________________		(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $          . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit C

Form of Certificate Evidencing the 5.375% Senior Notes due 2032

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

5.375% SENIOR NOTE DUE 2032

NO. R-	PRINCIPAL AMOUNT:
U.S. $

CUSIP: 674599 EK7
ISIN: US674599EK76

ORIGINAL ISSUE DATE:	July 26, 2024
MATURITY DATE:	January 1, 2032
INTEREST RATE:	5.375% per annum
INTEREST PAYMENT DATES:	January 1 and July 1, commencing January 1, 2025
REGULAR RECORD DATES:	June 15 and December 15
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 26, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 1 and July 1 in each year, commencing on January 1, 2025, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the June 15 and December 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

Name:
Title:

[Signature Page to Note – 2032 R-   ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to Trustee’s Certificate of Authentication – Note 2032 – R-   ]

 This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 5.375% Senior Notes due 2032 (the “Notes”), limited in initial aggregate principal amount to $1,000,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

 The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated as of July 26, 2024, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

 The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

 The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

 The Notes are redeemable, in whole or in part, at any time and from time to time, prior to November 1, 2031 (the “Par Call Date”), at the option of the Company at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

 On or after the Par Call Date, the Notes are redeemable, in whole or in part, at any time and from time to time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

 Notwithstanding the foregoing, with respect to interest that is due and payable on any interest payment date falling on or prior to a Redemption Date for such Notes, the Company will pay such interest to the persons who were record holders of such Notes at the close of business on the relevant Regular Record Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

 The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

 If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

 The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

 Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed, all as more fully provided in the Indenture. The Company may provide in any notice of optional redemption that payment of the Redemption Price and the performance of any obligations with respect to such redemption may be performed by another person; provided, however, that the Company will remain obligated to pay the Redemption Price and perform any such obligations with respect to such redemption in the event such other person fails to do so.

 In the case of a partial redemption of the Notes, for so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, and otherwise selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of optional redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note.

 Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

 For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

 If (i) the closing of the CrownRock Acquisition has not occurred on or prior to the later of (x) December 10, 2025 and (y) such date to which the outside date under the Purchase Agreement as in effect on July 26, 2024 may be extended in accordance with the terms thereof, any such extension to be set forth in an officer’s certificate delivered to the Trustee prior to the close of business on December 10, 2025 or such other extended outside date as shall then be applicable, (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the CrownRock Acquisition, or (iii) the Company determines based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the CrownRock Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all (any event in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Notes at a Redemption Price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (such redemption, a “Special Mandatory Redemption”).

 Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten (10) Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed to each holder of the Notes at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Notes will be redeemed on the fifth Business Day following the redemption notice date (the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Notes. No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

 Upon the completion of the CrownRock Acquisition, the foregoing provisions regarding Special Mandatory Redemption will cease to apply.

 “CrownRock Acquisition” means the acquisition by the Purchasers of 100% of the issued and outstanding partnership interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers pursuant to the Purchase Agreement.

 “Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among the Company, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”), as amended, supplemented or otherwise modified from time to time.

 If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

 The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

 No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

 The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

 No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

 Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

 This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

 All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________________
Your Signature:
____________________________________________		(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

 The initial outstanding principal amount of this Global Note is $          . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit D

Form of Certificate Evidencing the 5.550% Senior Notes due 2034

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

5.550% SENIOR NOTE DUE 2034

NO. R-	PRINCIPAL AMOUNT:
U.S. $

CUSIP: 674599 EL5
ISIN: US674599EL59

ORIGINAL ISSUE DATE:	July 26, 2024
MATURITY DATE:	October 1, 2034
INTEREST RATE:	5.550% per annum
INTEREST PAYMENT DATES:	April 1 and October 1, commencing April 1, 2025
REGULAR RECORD DATES:	March 15 and September 15
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 26, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 in each year, commencing on April 1, 2025, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

Name:
Title:

[Signature Page to Note – 2034 R-   ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to Trustee’s Certificate of Authentication – Note 2034 – R-   ]

This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 5.550% Senior Notes due 2034 (the “Notes”), limited in initial aggregate principal amount to $1,200,000,000. The Indenture does not limit the aggregate principal amount of the Securities.

The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated as of July 26, 2024, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

The Notes are redeemable, in whole or in part, at any time and from time to time, prior to July 1, 2034 (the “Par Call Date”), at the option of the Company at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the Redemption Date and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Notes are redeemable, in whole or in part, at any time and from time to time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

Notwithstanding the foregoing, with respect to interest that is due and payable on any interest payment date falling on or prior to a Redemption Date for such Notes, the Company will pay such interest to the persons who were record holders of such Notes at the close of business on the relevant Regular Record Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

 Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed, all as more fully provided in the Indenture. The Company may provide in any notice of optional redemption that payment of the Redemption Price and the performance of any obligations with respect to such redemption may be performed by another person; provided, however, that the Company will remain obligated to pay the Redemption Price and perform any such obligations with respect to such redemption in the event such other person fails to do so.

 In the case of a partial redemption of the Notes, for so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, and otherwise selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of optional redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note.

 Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

 For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

 If (i) the closing of the CrownRock Acquisition has not occurred on or prior to the later of (x) December 10, 2025 and (y) such date to which the outside date under the Purchase Agreement as in effect on July 26, 2024 may be extended in accordance with the terms thereof, any such extension to be set forth in an officer’s certificate delivered to the Trustee prior to the close of business on December 10, 2025 or such other extended outside date as shall then be applicable, (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the CrownRock Acquisition, or (iii) the Company determines based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the CrownRock Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all (any event in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Notes at a Redemption Price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (such redemption, a “Special Mandatory Redemption”).

 Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten (10) Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed to each holder of the Notes at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Notes will be redeemed on the fifth Business Day following the redemption notice date (the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Notes. No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

Upon the completion of the CrownRock Acquisition, the foregoing provisions regarding Special Mandatory Redemption will cease to apply.

“CrownRock Acquisition” means the acquisition by the Purchasers of 100% of the issued and outstanding partnership interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers pursuant to the Purchase Agreement.

“Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among the Company, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”), as amended, supplemented or otherwise modified from time to time.

 If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

 The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

 No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

 Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

 This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________________
Your Signature:
____________________________________________		(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

 The initial outstanding principal amount of this Global Note is $          . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian

Exhibit E

Form of Certificate Evidencing the 6.050% Senior Notes due 2054

[see attached]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

OCCIDENTAL PETROLEUM CORPORATION

6.050% SENIOR NOTE DUE 2054

NO. R-	PRINCIPAL AMOUNT:
U.S. $

CUSIP: 674599 EM3
ISIN: US674599EM33

ORIGINAL ISSUE DATE:	July 26, 2024
MATURITY DATE:	October 1, 2054
INTEREST RATE:	6.050% per annum
INTEREST PAYMENT DATES:	April 1 and October 1, commencing April 1, 2025
REGULAR RECORD DATES:	March 15 and September 15
REDEMPTION DATE/PRICE:	See Further Provisions Set Forth Herein

OCCIDENTAL PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the lesser of (i) the Principal Amount specified above and (ii) the Principal Amount set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on the Maturity Date specified above (unless and to the extent earlier redeemed prior to such Maturity Date) and to pay interest thereon from July 26, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 in each year, commencing on April 1, 2025, at the rate per annum specified above, until the principal hereof is paid or made available for payment. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest payments for this Note will include interest accrued to but excluding each Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the March 15 and September 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. If any Interest Payment Date or Maturity with respect to this Note falls on a day that is not a Business Day, the payment due on such Interest Payment Date or Maturity will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be, until such following Business Day. Except as otherwise provided in the Indenture, any Defaulted Interest will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date by virtue of having been such Holder and may either (1) be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (as defined below), notice of which will be given to Holders of Notes not less than 10 days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest due on any Interest Payment Date may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed co-authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

 IN WITNESS WHEREOF, OCCIDENTAL PETROLEUM CORPORATION has caused this Note to be signed by the signature or facsimile signature of its Chairman of the Board, its President, a Vice President, its Treasurer or an Assistant Treasurer.

Dated:

OCCIDENTAL PETROLEUM CORPORATION

Name:
Title:

[Signature Page to Note – 2054 R-   ]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

 This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture.

Dated:

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

[Signature Page to Trustee’s Certificate of Authentication – Note 2054 – R-   ]

 This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued pursuant to the Indenture. This Note is one of a series designated by the Company as its 6.050% Senior Notes due 2054 (the “Notes”), limited in initial aggregate principal amount to $1,000,000,000 The Indenture does not limit the aggregate principal amount of the Securities.

 The Company issued this Note pursuant to an Indenture, dated as of August 8, 2019 (herein called the “Indenture” which term, for the purpose of this Note, shall include the Officer’s Certificate dated as of July 26, 2024, delivered pursuant to Sections 201 and 301 of the Indenture), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

 The Notes are issuable in denominations of $2,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where Notes may be presented for registration of transfer.

The Company may, from time to time, without notice to or the consent of the Holders of the Notes, reopen the Notes and issue additional Notes.

 The Notes are redeemable, in whole or in part, at any time and from time to time, prior to April 1, 2054 (the “Par Call Date”), at the option of the Company at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes mature on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the Redemption Date and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

 On or after the Par Call Date, the Notes are redeemable, in whole or in part, at any time and from time to time at the option of the Company, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

 Notwithstanding the foregoing, with respect to interest that is due and payable on any interest payment date falling on or prior to a Redemption Date for such Notes, the Company will pay such interest to the persons who were record holders of such Notes at the close of business on the relevant Regular Record Date.

 “Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

 The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (i) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (ii) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than the Remaining Life and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (iii) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

 If on the third Business Day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable.  If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.  In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

 The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

 Notice of any optional redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed, all as more fully provided in the Indenture. The Company may provide in any notice of optional redemption that payment of the Redemption Price and the performance of any obligations with respect to such redemption may be performed by another person; provided, however, that the Company will remain obligated to pay the Redemption Price and perform any such obligations with respect to such redemption in the event such other person fails to do so.

 In the case of a partial redemption of the Notes, for so long as the Notes are held by the Depositary (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, and otherwise selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of optional redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note.

 Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

 For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed, or to be redeemed, by the Company only in part, to that portion of the principal amount of this Note that has been, or is to be, redeemed.

 If (i) the closing of the CrownRock Acquisition has not occurred on or prior to the later of (x) December 10, 2025 and (y) such date to which the outside date under the Purchase Agreement as in effect on July 26, 2024 may be extended in accordance with the terms thereof, any such extension to be set forth in an officer’s certificate delivered to the Trustee prior to the close of business on December 10, 2025 or such other extended outside date as shall then be applicable, (such later date, the “Special Mandatory Redemption Outside Date”), (ii) prior to the Special Mandatory Redemption Outside Date, the Purchase Agreement is terminated according to its terms without the closing of the CrownRock Acquisition, or (iii) the Company determines based on its reasonable judgment (in which case the Company will notify the Trustee in writing thereof) that the CrownRock Acquisition will not close prior to the Special Mandatory Redemption Outside Date or at all (any event in clause (i), (ii) or (iii), a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but excluding the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”) (such redemption, a “Special Mandatory Redemption”).

 Upon the occurrence of a Special Mandatory Redemption Event, the Company will promptly (but in no event later than ten (10) Business Days following such Special Mandatory Redemption Event) cause notice to be delivered electronically or mailed to each holder of the Notes at its registered address (such date of notification to the holders, the “redemption notice date”). The notice will inform holders that the Notes will be redeemed on the fifth Business Day following the redemption notice date (the “Special Mandatory Redemption Date”) and that all of the outstanding Notes to be redeemed will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the holders of the Notes. No later than 10:00 a.m., New York City time, on the Special Mandatory Redemption Date, the Company will deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price. If such deposit is made as provided above, the Notes to be redeemed will cease to bear interest on and after the Special Mandatory Redemption Date.

 Upon the completion of the CrownRock Acquisition, the foregoing provisions regarding Special Mandatory Redemption will cease to apply.

“CrownRock Acquisition” means the acquisition by the Purchasers of 100% of the issued and outstanding partnership interests of CrownRock, L.P., a Delaware limited partnership (“CrownRock”), from the Sellers pursuant to the Purchase Agreement.

 “Purchase Agreement” means the Partnership Interest Purchase Agreement, dated as of December 10, 2023, by and among the Company, CrownRock Holdings, L.P., a Delaware limited partnership (“Limited Partner”), CrownRock GP, LLC, a Delaware limited liability company (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“LP Purchaser”), and Coral Holdings GP, LLC, a Delaware limited liability company and our wholly owned indirect subsidiary (“GP Purchaser,” together with the LP Purchaser, the “Purchasers”), as amended, supplemented or otherwise modified from time to time.

 If an Event of Default with respect to the Notes shall occur and be continuing, the principal of and accrued interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

 The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of (i) the Holders of not less than a majority in principal amount of the Outstanding Securities of all series voting as a single class or (ii) if fewer than all of the series of the Outstanding Securities are affected by such addition, change, elimination, or modification, the Holders of not less than a majority in principal amount of the Outstanding Securities of all series so affected voting as a single class (including, for the avoidance of doubt, consents obtained in connection with a purchase of, or tender offer or exchange for, such debt securities). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

 No reference herein to the Indenture and no provision of this Note, subject to the provisions for satisfaction and discharge in Article Four of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

 The Indenture permits the Company, by irrevocably depositing cash or U.S. Government Obligations, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes with the Trustee in trust, solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to the Notes (subject to specified exceptions), and, upon such deposit and satisfaction of the other conditions set forth in the Indenture, the Company shall be deemed to have paid and discharged its entire indebtedness on the Notes.

 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Notes is registrable in the Security Register, upon surrender of a Note for registration of transfer at the Corporate Trust Office of the Trustee or at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

 No service charge shall be made by the Company, the Trustee or the Security Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 304, 305, 906 or 1107 of the Indenture not involving any transfer).

 Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

 This Note shall be governed by and construed in accordance with the law of the State of New York (without regard to conflicts of laws principles thereof).

 Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

 All undefined terms (whether or not capitalized) used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________________________
Your Signature:
____________________________________________		(Sign exactly as your name(s) appear(s) on the face of this Note)

Signature Guarantee*

*NOTICE: The signature must be guaranteed by an institution that is a member of one of the following recognized signature guarantee programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other guarantee program acceptable to the Trustee.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

 The initial outstanding principal amount of this Global Note is $          . The following exchanges of an interest in this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of an interest in another Global Note or Definitive Notes for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Security Custodian